First Ottawa Bancshares 8-K

Exhibit 99.1

First Ottawa Bancshares Announces Annual Earnings

OTTAWA, Ill., January 31, 2011  -  First Ottawa Bancshares, Inc. (Pink Sheets: FOTB.PK) reported a net loss for the year ended December 31, 2010, of $1.5 million, or ($2.26) per basic and diluted common share, compared to net income of $1.8 million, or $2.84 per basic common share, and $2.83 per diluted common share, for the year ended December 31, 2009. The Company paid cash dividends of $.80 per share in 2010 and $1.54 per share in 2009.

“We are disappointed with our lack of earnings in 2010, which were adversely impacted by real estate values continuing to decline as a result of the national economy. Late in the year, and coincident with independent loan review, receipt of appraisals, contact with our regulators and required accounting principals, we recorded significant impairment charges on our troubled loans, especially in commercial real estate. Having recorded these charges, we anticipate profitability to be restored in 2011, and we continue to aggressively work out troubled assets through foreclosure and disposition of collateral.” said Jock Brown, President and CEO. “Our capital levels remain well above those required of a “well capitalized” company, pursuant to regulatory definitions.”

Net interest income was $8.9 million in 2010 and $9.1 million in 2009.  Interest income on earning assets decreased $1.2 million in 2010 from 2009.  This decrease was primarily attributable to decreased interest income earned on the loan portfolio of $536,000, taxable securities of $279,000, and tax exempt securities of $412,000.  Increased interest income earned on certificates of deposit held for investment of $85,000 helped to offset the decreased loan and securities income.  The decrease in income was attributable to decreases in average balances and also average yields available in the marketplace in 2010.  Interest expense on interest–bearing liabilities decreased $975,000 as a result of a decrease in the average cost of funds in 2010 compared to 2009.  The net interest margin on a tax equivalent basis increased to 3.93% in 2010 from 3.88% in 2009.  The primary reason for the increase in the net interest margin was the result of a decrease in the market rates paid on deposit liabilities during 2010.

The provision for loan losses was $4.7 million in 2010 compared to $1.3 million in 2009.  This provision level, which is high compared to historical periods, is a result of ongoing national and local economic issues, including uncertainties about the economic downturn that could have a negative impact on the ability of borrowers to repay their loans. As of December 31, 2010, the allowance for loan losses totaled $3.3 million, or 2.30% of total loans, compared to $2.3 million, or 1.56% of total loans, at December 31, 2009.  The increase in the allowance for loan losses in 2010 was influenced by the current economy, increased delinquencies, increased non-performing loans, actual loss experience, and the assessment of risk factors affecting our loan portfolio.

The Company's non-interest income decreased $473,000, or 14.5%, compared to 2009.  Non-interest income decreased primarily due to a $637,000 decrease to $342,000 of gains realized on the sale of investment securities in 2010, compared to 2009. Service charges on deposit accounts decreased by $135,000, or 16.0%, to $708,000 due to decreased overdraft volume in 2010 compared to 2009.  These decreases were partially offset by increases in mortgage servicing income, net of related amortization, which increased $198,000 to $503,000 in 2010 compared to 2009, as a result of increased originations of residential real estate loans driven by the general decrease in interest rates in 2010. Trust and farm management fee income increased to $570,000 in 2010 from $503,000 in 2009.

The Company’s non-interest expense was $9.9 million in 2010 and $8.8 million for 2009.  Salaries and employee benefits, which is the largest component of non-interest expense, decreased $96,000, to $4.5 million in 2010.  Increases in net expenses related to other real estate owned of $1.1 million, occupancy and equipment expense of $72,000, data processing expense of $71,000, other expense of $112,000, and professional fees of $24,000 were partially offset by a decrease in insurance expense of $123,000, and decreased salaries and employee benefit expenses of $96,000 in 2010.    Other expense increased primarily due to an impairment charge of $129,000 that was taken during the current year related to a vacant branch building. Increased net expenses on other real estate owned resulted from an increase in the number of properties being sold, decreased market values associated with the properties remaining in inventory, and net losses sustained on sold properties. Occupancy and equipment expense increased due to the relocation of a branch to a new facility and the related impairment charge to the vacant facility.

Total assets at December 31, 2010, increased to $286.4 million from $283.7 million at December 31, 2009.  Total deposits at December 31, 2010, were $258.6 million, compared to $251.2 at December 31, 2009. Total stockholders’ equity at December 31, 2010 and December 31, 2009 was $23.6 million and $26.0 million, respectively.

First Ottawa Bancshares, Inc. is a community-based bank holding company headquartered at 701 LaSalle Street, Ottawa, Illinois.  We serve the surrounding communities through our full-service commercial bank subsidiary, The First National Bank of Ottawa.  The Bank has four locations in Ottawa, two branches in Streator, a branch in Morris, a branch in Yorkville and a loan production office in Minooka. All information at and for the period ended December 31, 2010, has been derived from unaudited financial information.

Special Note Concerning Forward-Looking Statements

This press release contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company.  Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions.  Additionally, all statements in this press release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements.  These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist attacks, acts of war or threats thereof and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business, including the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations to be issued thereunder; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices.  These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.